                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):      November 17, 1998



                             COMPUTONE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                    0-16172                  23-2472952
------------------            -----------           ------------------
 (State or other              (Commission            (I.R.S. Employer
 jurisdiction of              File Number)          Identification No.)
 incorporation)



         1060 Windward Ridge Parkway, Suite 100, Alpharetta, GA   30005
         --------------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:   (770) 625-0000


                                    N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     On November 19, 1998, the Registrant obtained funding under a line of credit with Emergent Business Capital Asset Based Lending, Inc. ("Emergent") providing for borrowings up to $1,650,000 and $150,000 based on levels of eligible accounts receivable and inventory, respectively. The borrowings are made pursuant to the terms and conditions of a Loan and Security Agreement dated November 17, 1998 between the Registrant and Emergent, a copy of which is filed as Exhibit 10.88 hereto. Reference is made to the Loan and Security Agreement for further information regarding terms and conditions of the Registrant's borrowings thereunder. The line of credit bears interest at a rate of prime plus 2%. On November 17, 1998, approximately $1,025,000 was available under the Loan and Security agreement. Borrowings are collateralized principally by accounts receivable, inventory and equipment owned by the Registrant. Concurrent with this funding, the Registrant paid in full its outstanding indebtedness to Heller Financial, Inc. in the amount of approximately $370,000. Funds available under this line of credit will be used primarily for working capital purposes and for product development expenses.

     Effective October 29, 1998, the Registrant engaged Keith H. Daniel, in a consulting capacity, to serve as Acting Chief Financial Officer of the Registrant for a term continuing until January 28, 1999. Mr. Daniel has been a financial consultant since August 1998, was Chief Financial Officer for Space Master International, Inc. from September 1996 to August 1998 and previously held financial management positions with Sivaco Wire Group and Keystone Consolidated Industries, Inc.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

         (a)  Financial statements business required:
                Not applicable

         (b)  ProForma financial information:
                Not applicable.

         (c)  Exhibits:
                Reference is made to the Exhibit Index contained on page 4 of the Form 8-K Report.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUTONE CORPORATION


Date:  November 24, 1998

                                         By:    /s/  Keith H. Daniel
                                            -----------------------------------
                                            Keith H. Daniel
                                            Acting Chief Financial Officer

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                                 EXHIBIT INDEX

   Exhibit No.                      Description of Exhibit
   -----------    ------------------------------------------------------------

   10.88 Loan and Security Agreement dated November 17, 1998 between Computone Corporation and Emergent Business Capital Asset Based Lending, Inc. and exhibits thereto.

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